UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2006

E COM VENTURES, INC.

(Exact name of registrant as specified in its charter)

Florida	0-19714	65-0977964
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

251 International Parkway

Sunrise, Florida 33325

(Address of Principal Executive Office) (Zip Code)

(954) 335-9100

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(c) Effective September 6, 2006, the Company appointed Donovan Chin as the Company’s Chief Financial Officer.

Mr. Chin currently serves as the Chief Financial Officer of Perfumania, Inc., the Company’s wholly owned subsidiary (“Perfumania”). He was appointed Corporate Secretary in February 1999, Director in March 1999 (through February 2004), and Chief Financial Officer of Perfumania in May 2000. He has also served as the Company’s Chief Financial Officer from February 1999 to May 2000. From May 1995 to February 1999, Mr. Chin was the Company’s Corporate Controller, and from May 1993 to May 1995 he was Assistant Corporate Controller. Previously, Mr. Chin was employed by Pricewaterhouse LLP in its Miami audit practice. Mr. Chin is a Certified Public Accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

E COM VENTURES, INC.

Date: September 8, 2006	By:	/s/ Michael W. Katz
Michael W. Katz,
President and Chief Executive Officer